UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 17, 1997

Commission      Registrant, State of Incorporation,      I.R.S. Employer
File Number     Address and Telephone Number             Identification No.


1-1443          Central and South West Corporation       51-0007707
                (A Delaware Corporation)
                1616 Woodall Rodgers Freeway
                Dallas, TX 75202-1234
                (214) 777-1000

0-343           Public Service Company of Oklahoma       73-0410895
                (An Oklahoma Corporation)
                212 East 6th Street
                Tulsa, Oklahoma  74119-1212
                (918) 599-2000



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FORWARD LOOKING INFORMATION

This report and other  presentations  made by Central and South West Corporation
(CSW) and its subsidiaries contain forward looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and each of its subsidiaries believe that, in making any such statements, its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop or acquire domestic and international power projects and utility assets. In the non-utility area, the aforementioned factors would also apply, and, in addition, would include: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.







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ITEM 5.  OTHER EVENTS


Public Service Company of Oklahoma (PSO) Rate Review

As previously reported, in July, 1996, the Corporation Commission of the State of Oklahoma (OCC) staff (OCC Staff) filed an application seeking a review of the earnings and rate structure of PSO, a wholly owned subsidiary of CSW. The review was initiated to investigate the potential impact on PSO's rates from the sale of Transok, Inc., PSO's restructuring efforts and PSO's improved financial results. Transok, Inc., which supplies natural gas to PSO, was sold by CSW in 1996.

PSO filed financial information with the OCC Staff in November, 1996 and cost of service and rate design testimony in January, 1997.

At the time of its application, the OCC Staff did not seek to implement any rate change on an interim basis. Since that time, PSO agreed that rates on all bills rendered on or after May 30, 1997 would be considered "interim rates" and subject to refund. Interest on any such refund is being accrued beginning June 25, 1997.

On July 17, 1997, the OCC Staff recommended to the OCC that PSO decrease its rates by $76.8 million annually. The OCC Staff's revenue requirement calculations include, based on OCC Staff estimates, an overall rate of return of 9.308% including a return on equity of 11.0%.

                       OCC Staff's
                Recommended Rate Reduction
          and Resulting Estimated Earnings Impact
             (annualized effect, in millions)

OCC Staff recommended denial of PSO's requested
   depreciation increase (1)                                $   (27.5)
Additional OCC Staff depreciation decrease                      (18.7)
Working capital (accounts receivable factoring)                  (3.3)
Construction work in progress                                    (2.8)
Recovery of Inola Plant costs                                    (6.3)
Marketing and advertising expense                                (7.4)
Payroll and benefits reduction                                   (8.2)
Other                                                            (2.6)
                                                          -------------
     OCC Staff recommended rate decrease                        (76.8)
Decrease current depreciation expense                            18.7
Storm cost recovery (2)                                           1.2
Recovery of deferred customer incentive costs (2)                  .5
Rate case expenses                                                (.2)
Income taxes                                                     22.2
                                                          -------------
Total earnings impact                                       $   (34.4)
                                                          =============


(1) OCC Staff exhibits reflect this decrease as a denial of PSO's requested depreciation icnrese. However, since PSO has not recorded the depreciation increase on its books, this item is effectively a reduction in PSO's allowed rate of return.

(2) If the OCC Staff recommendation is accepted, a one-time after-tax write off of the $6.4 million unamortized balance of these costs would be required.

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The OCC Staff  recommended  rate reduction  includes the effect of the OCC Staff recommendation of a rate base decrease of $109 million for PSO from $997 million to $888 million, as shown below.


       OCC STAFF'S RECOMMENDED RATE BASE REDUCTION
                        (millions)

PSO's current rate base                                    $   997.0
Construction work in progress                                  (21.1)
Recovery of Inola Plant costs                                  (27.6)
Capitalized marketing incentives                                (7.2)
Working capital (accounts receivable factoring)                (25.0)
Capitalized expenditures                                        (6.6)
Pension funding level                                           (7.8)
Other                                                          (13.7)
                                                          =============
    OCC Staff recommended rate base reduction              $   888.0
                                                          =============



Other parties to PSO's rate review have filed testimony with the OCC which recommend rate decreases that are lower than the OCC Staff recommendation.

Rebuttal testimony is scheduled to be filed in August 1997 and settlement conferences have been scheduled for September 1997. The OCC is expected to issue a final order in late 1997.

Management cannot predict the ultimate outcome of PSO's rate case. However, if PSO ultimately is unsuccessful in reaffirming adequate rates, PSO could experience a material adverse effect on its consolidated results of operations and financial condition, and CSW could experience a material adverse effect on its consolidated results of operations but not on its financial condition..

For background information regarding the PSO rate review, please see CSW's and PSO's combined Form 10-K for the year ended December 31, 1996 and CSW's and PSO's combined Form 10-Q for the quarter ended March 31, 1997.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTRAL AND SOUTH WEST CORPORATION

Date:  July 23, 1997


                                            By:   /s/  Lawrence B. Connors
                                                       Lawrence B. Connors
                                                       Controller




                                            PUBLIC SERVICE COMPANY OF OKLAHOMA

Date:  July 23, 1997

                                            By:   /s/  R. Russell Davis
                                                       R. Russell Davis
                                                       Controller